

Omnicare

JP Morgan 31st Annual Healthcare Conference

January 8, 2013

Forward-Looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to the most comparable GAAP numbers is posted under "Supplemental Financial Data" in the Investors section of our website at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Omnicare

Omnicare's Primary Businesses

Two Distinct Growth Platforms

Long-Term Care Group		Specialty Care Group
Institutional pharmacy	Business Overview	Specialty pharmaceutical services and end-of-life care management
Skilled nursing, assisted living and other chronic care institutions	Customers	Patients, providers, care-givers, nurses, physicians, manufacturers
Industry leader	Market Position	Varies by operating platform
~110 million	Annual Prescriptions	~8 million(1)

1. *Prescriptions dispensed not directly correlated to revenues due to division's biopharma commercialization services business.*

Omnicare

Omnicare's Primary Businesses
By the Numbers



LTM 9/30/12 Revenue(1)
$13.2M
$1,232.2M
$4,942.1M
Long Term Care
Specialty Care
Other



LTM 9/30/12 Adjusted Operating Income(1)(2)(3)
($165.1M)
$122.5M
$605.7M
Long Term Care
Specialty Care
Other

While LTC represents majority of operating income, SCG growth has recently outpaced LTC

1. *See Appendix Exhibit 1 for reconciliation of LTM 9/30/12 segment results*
2. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*
3. *Adjusted operating income (EBIT): Represents earnings before interest expense (net of investment income) and income taxes. Omnicare believes that certain investors find EBIT to be a useful tool for measuring a company's operating performance. Omnicare's calculation of EBIT may differ from the calculation of EBIT by others.*

Omnicare

Market Trends

Demographic Trends

Aging Population Shaping US Healthcare Systems[1]



450,000,000
425,000,000
400,000,000
375,000,000
350,000,000
325,000,000
300,000,000
275,000,000
250,000,000
U.S. Population
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
2045
2046
2047
2048
2049
2050
Aged 85+
Aged 65-84
Under 65
2.9% CAGR
1.5% CAGR
0.4% CAGR

Seniors' utilization of pharmaceuticals is more than **three times higher** than the general population[2]

1. *U.S. Census Bureau*
2. *IMS – The Use of Medicines in the United States: Review of 2011*

Omnicare

Senior Care Market Trends

Senior Housing Occupancy on the Rise



Senior Housing Occupancy Trends(1)
92%
91%
90%
89%
88%
87%
86%
85%
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011
4Q2011
1Q2012
2Q2012
3Q2012
Skilled Nursing
Assisted Living
Independent Living

While senior housing census has nearly fully recovered since the recession, skilled nursing occupancy remains challenged

1. *Source: National Investment Center (NIC) for the Senior Housing & Care Industry*

Omnicare

Senior Housing Market Trends

SNFs Continuing to Evolve Into Post-Acute Spectrum



SNF Average Staff Hours per Day(1)
Average Hours Per Patient Day (HPPD)
4.0
3.0
2.0
1.0
-
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
DCS HPPD
RN HPPD
LPN HPPD
Aide HPPD



Average Resident ADL Dependence(1)
Average Resident ADL Dependence
4.4
4.2
4.0
3.8
3.6
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Average Resident ADL Dependence

Patients entering SNFs require **more assistance**, increasing daily staff hours 14% since 2002

1. *Source: American Health Care Associate: Trends in Nursing Facility Characteristics - June 2012*

Omnicare

Senior Housing Market Trends

Additional Focus on Growing Assisted Living Market

- Assisted Living Communities
  - Customized programs targeted at assisted living market
  - Three-pronged growth opportunity


Assisted Living Opportunity
Increase Penetration Rate
Expand Customer Base
Grow with Industry

Omnicare

Specialty Pharmaceutical Market Trends

Continued Growth for the Foreseeable Future[1]



US Drug Spend Market Share – 2011
23%
Traditional Drugs
Specialty Drugs



US Drug Spend Market Share – 2016
42%
Traditional Drugs
Specialty Drugs

Specialty drug market continues to **grow rapidly** through increased utilization and new drug introductions

1. *Source: IMS Health and Omnicare Data*

Specialty Pharmaceutical Market Trends

Pharmaceutical Pipeline Abundant with Specialty Products[1]



Marketed & Approved Products
Specialty Drugs
8%
Traditional Drugs
92%
0%
25%
50%
75%
100%
Market Share



Pipeline Products
Specialty Drugs
42%
Traditional Drugs
58%
0%
20%
40%
60%
80%
Share of Development Pipeline

More than 900 **specialty products** in the **pipeline**[2], with over 400 in late-stage development

1. *Source: EvaluatePharma®: Surveying Tomorrow's BioPharma Landscape – June 2012*
2. *Source: PhRMA, Biotechnology Medicines in Development – 2011*

Omnicare

Omnicare

Long-Term Care Group

Long-Term Care Group

Long-Term Care Market Overview

Customer	Primary Competitors	Monthly Prescriptions per Patient(1)	Market Growth Rate	OCR Market Share
Skilled Nursing Facilities (SNF)	National providers Regional providers Independent providers	12.7	-0.3%(2)	~40%
Assisted Living Facilities (ALF)	Retail pharmacy Mail-order Regional providers Independent providers	9.9	4.1%(3)	~15%(4)
Mental Health Group Homes (MHGH)	Regional providers Independent providers	9.2	4.1%(5)	~20%
Hospice	Regional providers Independent providers Mail-order	8.2	5.5%(6)	<1%(7)
Residential Care Facilities	Retail pharmacy Mail-order	7.1	0.9%(8)	~5%
Prison	Independent providers	4.0	<1.0%(9)	<1%

1. *Based on October 2012 average prescriptions per patient, per month by facility type. Total includes brand, generic and OTC medications.*
2. *American Health Care Associate: LTC Stats - Nursing Facility Operational Characteristics Report – 9/30/12*
3. *"Assisted Living and Residential Care in the States in 2010" AARP Public Policy Institute, July 2010*
4. *Based on approximate average ALF customer penetration rate of 50% as of 9/30/12*
5. *IBISWorld - Mental Health & Substance Abuse Centers in the US, 2012*
6. *Hospice Association of America – Hospice Facts & Statistics, November 2010*
7. *Excludes hospice facilities serviced by Omnicare's Specialty Care Group*
8. *National Investment Center for the Senior Housing & Care Industry – 3Q12 data*
9. *US Department of Justice – Prisoners in 2010, revised 2/9/2012*

Omnicare

Long-Term Care Group

Institutional Pharmacy Value Proposition





	Clinical Services	Pharmacy Operations	Technology Services
Standard	SNF chart reviews Regular point of contact for customer	Unit dose medication packaging 24/7 medication delivery to meet admission schedule	Faxed new and refill orders Payer source verification
Omnicare Differentiators	Industry standard Geriatric Pharmaceutical Guidelines® Facility formulary initiatives Pharmacy clinical edits Generics first Utilization solutions	eRefill Managed care exclusions Discharge to home Returns Split billing Proprietary automation	Omniview reporting MyOmniview OmniviewDr Electronic Medication Administration Record (eMAR) Census feed

Omnicare

Omnicare Clinical Services

Clinical Tools Designed to Improve Quality of Care

- Generic Conversion Rates
- Omnicare Select Agent List Reference
- Admissions Preview
- Facility Formulary Implementation (where permissible)
- Prospective Therapeutic Interchange Program
- Utilization Trend Reporting
- Nursing Preview Call Center
- Implementation of Facility-level Pharmacy & Therapeutics Committee


Long-Term Care Group

Omnicare's clinical programs generate average annual **cost savings** of 5%-15% for our facility customers[1]

1. *Varies by customer, based on Omnicare internal data*

Omnicare

Omnicare Pharmacy Operations

Infrastructure Ensures National Reach


MA
CT
NJ
MD
MAP KEY
LTC Hub Pharmacies
of SCG Locations
Corporate office

Omnicare's network includes 32 regional hubs and over 120 spoke pharmacy locations

Omnicare

Omnicare Technology Services

Technology Offering Fully Integrated Through Omniview™

Omnicare's secure web-based worksite for customer **facilities**, **prescribers** and **patients**



Classic Omniview



OmniviewDr



MyOmniview

Refining Long-Term Care Focus

Three-Phase Operational Plan for Sustainable Growth

Phase 1:
First 100 Days

- Operating discipline
  - Accountability
  - Collaboration and idea sharing
- Key executive changes
- Business assessment
  - Sales, Retention, Automation, etc.

Phase 2:
Day 101 thru 2Q13

- Act on Phase 1 takeaways
- Improve structure: realign five divisions into four
- Define sales strategy and begin implementation
  - Align organization with market opportunities, redeploy resources, add sales talent, refine targeting and sales strategy, establish consistent go-to-market message

Phase 3:
3Q13 and Beyond

- Assess the benefits realized during Phase 1 and 2
  - Adjust model where necessary to improve effectiveness
- Establish consistent monitoring to ensure our model and value proposition continue to be aligned with the needs of the market
- Launch refined Assisted Living service delivery model
- Ensure network maximizes scale opportunities, customer needs

Omnicare

Establishing Consistent Organic Growth in LTC

Leveraging Omnicare's Assets

- Controllable organic growth dependent on…

Retention

- Operational excellence initiatives to drive service improvements
- Expanded technology offerings
- Manage relationship and communicate opportunities for additional savings

Sales

- Understand market opportunities
- Align value proposition to market needs
- Define go-to-market message
- Redeploy resources to highest potential markets

Omnicare

Establishing Consistent Organic Growth in LTC

Three Factors Drive Growth



Controllable
Beds
Retention
Sales
Uncontrollable
Utilization
Acuity Levels
Facility Type
Census
Length of Stay
Utilization Levels

Scripts are the leading barometer for revenue growth; beds represent the aspect of scripts we control

Continued Emphasis on Controlling Bed Losses

Heightened Focus on the Underperformers

- Hub performance and retention inconsistent
  - Six regional service areas significantly underperforming
- Opportunity to increase organic growth potential by standardizing operations across all service areas



3Q12 Year-to-Date Retention Rate by Regional Service Area
Annualized Retention Rates
100%
90%
80%
70%
60%
50%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32
Regional Service Areas
3Q12 YTD Average Retention

Excluding the six underperforming regional service areas, annualized retention rate is approximately **94%**

Omnicare

Sales Initiatives Key to Improving Results

Sales Transformation Focused on Enhancing Selling Effectiveness

- Resources not aligned with opportunities
  - Best sales resources not focused on highest-potential areas
- Value proposition not communicated consistently
- Structure not maximizing resources
  - Rebalance allocation of sales management, associates and inside sales
- Sales tools not optimized
  - Improve market analysis
  - Timely, accurate customer information to improve efficiency

Believe organic growth is sustainable with the right sales strategy in place

Omnicare

Long-Term Care Sales Strategy

Sales Transformation Model

Sales Transformation Components

Market Research & Analysis	Structure & Organization	Go to Market Strategy	Process Management	Metrics & Governance
Identify industry trends	Alignment to market potential	Tactical: current strengths	Enhance efficiency	Productivity benchmarks
Identify market potential	Strategic mapping to industry trends	Strategic: industry trends	Drive productivity	Consistency in evaluation
Identify market opportunities	Optimal deployment of assets		Analyze results	Drive growth

Omnicare

Refining Long-Term Care Focus on Operations

Expectations for Three-Phase Plan

- Upon completion of our operational plan, we expect:
  - Improved retention
  - Increased sales



Retention Rate Expectations
Retention Rate
92.6%
3Q12



Organic Sales Expectations
New Bed Additions
10,737
3Q12

Improved sales and consistent customer retention are key for **consistent organic growth** in Long-Term Care Group

Omnicare

Specialty Care Group

Specialty Care Group

Omnicare Founded: **1981**

Omnicare strategically acquired four companies with extensive experience to leverage synergistic services for manufacturers, providers, payers and patient communities.

PBM Plus
Founded: **1993**
Acquired by Omnicare: **1997**

RxCrossroads
Founded: **2001**
Acquired by Omnicare: **2005**

excelleRx
Founded: **1996**
Acquired by Omnicare: **2005**

ACS Advanced Care Scripts
Founded: **2004**
Acquired by Omnicare: **2008**

Omnicare Specialty Care Group

Established: **November 2010**

Specialty Care Group

Omnicare's Five Operating Platforms



Brand Support Services
Supply Chain Solutions
Patient Support Services
Specialty Pharmacy
End of Life Care
Customer
Manufacturer
Third Party Payers
Hospices
Revenue
Fee for Service Model
Buy/Sell Model
Per Diem Model
Product
Manufacturer owns the product
SCG owns the product

Omnicare

Specialty Care Group

Ideal Partner to Deliver End-to-End Value



Brand Support



Third Party Logistics (3PL)



Consigned Pharmacy



Specialty Pharmacy



Medication Therapy Management

Integration of Manufacturer Focused Services

- Manufacturer focused
- Enhanced speed to therapy
- Flexible solutions adaptable to specific brand needs
- Efficient & timely capture of data, effective brand decisions
- Cost optimized
- Seamless, "One" patient experience

Omnicare

Specialty Care Group

Key Differentiators

- Manufacturer-centric
- Independent
- Adaptable
- Integrated

Supply Chain	Specialty Pharmacy	Brand Support
Manufacturer distribution direct to patient Manufacturer direct to physician for oncology products Specialty product management within the LTC channel	Single source product distribution partner Patient reimbursement services (co-pay and foundation programs)	HUB programs for brand message control and consistency End to end exclusivity for product

60% of customers have **more than one** program with SCG

Omnicare

Specialty Care Group
Continuing SGC Growth Momentum



Revenue
(in $ millions)
Revenues
Adjusted Operating Profit (1)
Operating Profit
(in $ millions)
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
2010
2011
2012
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
EVP hired
SCG Formed
Evaluation of existing SP operations
SVP/GM for ACS
Relocation of ACS operations
Open new logistics center
VP of Business Develop-ment
Sales strategy developed
Sales team deployment
SCG VP Operations
VP of Access Solutions
Consolida-tion of satellite pharmacies
SVP/GM for excelleRx
Launched Xenazine exclusivity
VP Brand Support
BSS center expansion
Expansion of ACS operations

1. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Information' from the 'Investors' page.*

Omnicare

Specialty Care Group

Maximizing Internal and External Opportunities

Omnicare specialty care growth has been robust…
and opportunities exist to further accelerate growth through:

- Continued improvements to the organizational structure
  - Investments made to support solutions sales process
  - Platform-specific experts added to expand capabilities
- Penetrating additional disease states in specialty pharmacy platform
  - Primary disease states currently multiple sclerosis and oncology
- Leveraging long-term care business to create new opportunities
- Biosimilars' pathway to market

Annual **revenue growth** rate for Omnicare's specialty care business **exceeds 20%**(1) and adjusted **operating profit**(2) **growth** rate **exceeds 30%**(1)

1. *Year-over-year growth rates based on September 30, 2012 YTD results vs. September 30, 2011.*
2. *Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures can be found on our website under 'Supplemental Financial Data' from the 'Investors' page.*

Omnicare

Specialty Care Group

Benefits SCG Brings to Omnicare

- Rapidly growing market
- We believe our integrated offering has broad appeal with manufacturers
- Diversifies Omnicare's payer mix
- SCG aligned with U.S. efforts to improve healthcare efficiencies

Formation of Specialty Care Group has **benefited** Omnicare and provided an **additional platform for growth**

Omnicare

Omnicare

Financial Overview

Operating Performance

Three-Year Trend[1] *(in millions, except percentage data)*



34.0
32.0
30.0
28.0
26.0
24.0
22.0
20.0
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Presription Dispensed
84%
83%
82%
81%
80%
79%
78%
77%
76%
75%
74%
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Generic Dispense Rate
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Net Sales
$110
$100
$90
$80
$70
$60
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
13.4% EPS CAGR
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Adjusted Cash Based Net Income
Diluted Cash EPS

1. *Excludes discontinued operations.*
2. *Excluding 12,000 bed low revenue prison account, quarterly annualized retention rate in 1Q12 was 92%*

Omnicare

Capital Allocation Program

Acquisitions

- Disciplined approach to acquisitions
  - Minimum 15% after-tax returns
  - Strong operations without compliance issues - LTC
  - Strong growth trajectory to justify multiples – SCG
- More disciplined approach has reduced the number and amount of acquisitions



Historic Use of CFFO for Acquisitions
CFFO (in $ millions)
$600
$500
$400
$300
$200
$100
$0
52%
19%
30%
19%
8%
2008
2009
2010
2011
YTD 3Q12
12
10
8
6
4
2
0
# of Acquisitions
Acquisition Spend
Cash Flow from Operations
# of Acquisitions

Reduced acquisition spend has enabled **greater capital returns** to shareholders, which brings the secondary benefit of earnings per share growth

Omnicare

Capital Allocation Program

Dividend Program Focused on Maintaining Reasonable Yield

- Dividend program
  - Since 2Q10 the dividend has been increased four times, representing a greater than 500% increase
  - Current dividend rate yields 1.6%(1) and will continue to be reviewed



Commitment to Dividend
Dividend Paid
(in $ millions)
$40
$35
$30
$25
$20
$15
$10
$5
$0
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Dividend Yield
2010
2011
YTD 3Q12
Dividend
Dividend Yield

Substantial increase in dividend program reflects our confidence in the business and our ability to maximize our **strong financial position** and **robust cash flow**

1. *Based on 12/4/12 closing stock price of $35.71 per share*

Omnicare

Capital Allocation Program

Share Repurchases Focused on Increasing Returns, Reducing Shares

- Share repurchases
  - From 2Q10-3Q12, Omnicare has repurchased 12.6 million shares at an average price of $27.97
- Diluted share count decreased 5.8 million, 7.7 million excluding dilutive impact of 3.75% convertible sr. sub. note, due 2025



Capital Returned by Shares Repurchases
(in $ millions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
2009
2010
2011
3Q12
120.0
117.5
115.0
112.5
110.0
Outstanding Share Count
(in millions)
Share Repurchases
Diluted Share Count

Share count reduced by an additional 5.8M (106.2M shares outstanding[1]) as a result of recently announced ASR agreement

1. *106.2 million shares represents 5.8 million share reduction from the 3Q12 weighted average diluted share count of 112.0 million shares. Actual 4Q12 weighted average share count is subject to other adjustments that haven't been factored into the 106.2 million shares outstanding figure.*

Omnicare

Capital Allocation Program
Debt Repayment



Major Debt Maturity Schedule(1)
(in $ millions)
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2012
2013
2014
2015
2016
2017
2018
2019
2020
2025
2033
2042
As of 9/30/10
As of 9/30/12

Capital restructuring initiatives have created more flexibility to raise capital for the right acquisition

1. *Assumed convertible debentures due 2035 are put to the Company in 2015 with related tax recapture included. Debt amounts shown are exclusive of unamortized debt discount.*

Omnicare

Financial Performance

Forward-Looking Major Drivers[1]

Major Drivers	2012	2013	2014
• Brand-to-generic	Positive	Neutral	Neutral
• Reimbursement	Negative	Negative	Negative
• Brand Drug Inflation	Positive	Positive	Positive
• System Initiatives (OCEAN)	Neutral	Positive	Positive
• Standardization/Automation Initiatives	Neutral	Positive	Positive
• Script Growth – Long-Term Care	Neutral	Neutral	Positive
• Specialty Care Group	Positive	Positive	Positive

Disciplined Use of Cash Flow

1. *Information on this slide is not intended to represent the company's financial guidance for 2013 through 2015*

Omnicare

Omnicare's Compelling Ability to Create Value

Focus on Three Priorities

LTC Organic Growth	• Sales and operational realignment • Script growth
SCG Momentum	• Consistent innovation and operating discipline • Rapidly growing market
Efficient Capital Allocation	• Strong cash flow generation • Flexible capital structure • Focus on returning value to shareholders through dividends and share repurchases

Increased Shareholder **Value**

Omnicare

Omnicare's Compelling Ability to Create Value

Poised to Drive Further Value Creation



Omnicare
Competitive differentiators…
Clinical Expertise
Integrated offering
Compelling opportunity…
Purchasing abilities
Operating infrastructure
Creating Value
Positioned to Capitalize…
Demographic trends
Specialty market
Captial Allocation…
Return to shareholders
Attractive acquisitions

Omnicare



Omnicare

JP Morgan 31st Annual Healthcare Conference

January 8, 2013

Omnicare

Appendix

Exhibit 1 – Segment Reconciliation
Last Twelve Months ("LTM") September 30, 2012

(in thousands)	Q4 2011	Q1 2012	Q2 2012	Q3 2012	LTM Sept. 30, 2012
Long Term Care Segment					
Revenue	$ 1,277,360	$ 1,296,255	$ 1,202,801	$ 1,165,703	$ 4,942,119
Adjusted Operating Income:					
Operating income from continuing operations	119,696	137,979	122,801	158,998	539,474
Special items[1]	26,570	16,215	28,010	(4,614)	66,181
Adjusted operating income from continuing operations	$ 146,266	$ 154,194	$ 150,811	$ 154,384	$ 605,655
Specialty Care Group Segment					
Revenue	$ 276,160	$ 293,260	$ 330,137	$ 332,615	$ 1,232,172
Adjusted Operating Income:					
Operating income from continuing operations	26,684	30,149	31,671	31,061	119,565
Special items[1]	643	—	200	2,090	2,933
Adjusted operating income from continuing operations	$ 27,327	$ 30,149	$ 31,871	$ 33,151	$ 122,498
Corporate/Other					
Revenue	$ 3,565	$ 3,553	$ 3,089	$ 3,030	$ 13,237
Adjusted Operating Income:					
Operating income from continuing operations	(40,265)	(43,298)	(88,384)	(56,328)	(228,275)
Special items[1]	1,044	2,500	47,092	12,491	63,127
Adjusted operating income from continuing operations	$ (39,221)	$ (40,798)	$ (41,292)	$ (43,837)	$ (165,148)

1. *Excludes special items and discontinued operations. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*

Omnicare